Visian ICL, Fastest Growing Refractive Technology in the World Non - Deal Roadshow April 2014 NASDAQ: STAA

Forward-Looking Statements

All statements in this presentation that are not statements of historical fact are forward-looking statements, including statements about any of the following: any projections of earnings, revenue, sales, profit margins, cash, effective tax rate or any other financial items; the plans, strategies, and objectives of management for future operations or prospects for achieving such plans; metrics for 2014; statements regarding new or improved products, including but not limited to, expectations for success of new or improved products in the U.S. or international markets or government approval of new products; future economic conditions or size of market opportunities; expected IOL backorder position; expected costs of Monrovia facility expansion; expected costs and savings from business consolidation plans and the timetable for those plans; statements of belief, including as to achieving 2014 growth plans or metrics; expected regulatory activities and approvals, product launches, and any statements of assumptions underlying any of the foregoing. Important additional factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the company's Annual Report on Form 10-K for the year ended January 3, 2014, under the caption "Risk Factors," which is on file with the Securities and Exchange Commission and available in the "Investor Information" section of the company's website under the heading "SEC Filings."

These statements are based on expectations and assumptions as of the date of this press release and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: our limited capital resources and limited access to financing; the negative effect of unstable global economic conditions on sales of products, especially products such as the ICL used in non-reimbursed elective procedures; the challenge of managing our foreign subsidiaries; backlog or supply delays as we prepare for our manufacturing facility consolidation; the risk of unfavorable changes in currency exchange rate; the discretion of regulatory agencies to approve or reject new or improved products, or to require additional actions before approval; unexpected costs or delays that could reduce or eliminate the expected benefits of our consolidation plans; the risk that research and development efforts will not be successful or may be delayed in delivering for launch; the purchasing patterns of our distributors carrying inventory in the market; the willingness of surgeons and patients to adopt a new product and procedure; patterns of Visian ICL use that have typically limited our penetration of the refractive procedure market, and a general decline in the demand for refractive surgery particularly in the U.S. and the Asia Pacific region, which STAAR believes has resulted from both concerns about the safety and effectiveness of laser procedures and current economic conditions. The Visian Toric ICL and the Visian ICL with CentraFLOW are not yet approved for sale in the United States.

In addition, to supplement the GAAP numbers, this presentation includes supplemental non-GAAP financial information, which STAAR believes investors will find helpful in understanding its operating performance. "Adjusted Net Income" excludes the following items that are included in "Net Income (Loss)" as calculated in accordance with U.S. generally accepted accounting principles ("GAAP"): manufacturing consolidation expenses, gain or loss on foreign currency transactions, Spain distribution transition cost, the fair value adjustment of outstanding warrants issued in 2007, and stock-based compensation expenses. A table reconciling the GAAP information to the non-GAAP information is included in our financial release which can be found in our Form 8-K filed on February 26, 2014 and also available on our website.

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• Two Large Market Opportunities • Sustainable Competitive Advantages • Rapid Cadence of New Products • Increasing IP Position with New Technologies • Strong Balance Sheet Getting Stronger • 2014 Operating Leverage Enhances Profitability 3 Generating Strong Current and Future Growth

Strategic Focus on Vision 4 Cataract IOL Refractive ICL 61.1% 2013 Revenue 55% in 2012 33.4% 2013 Revenue 40.7% 2012 Only Intraocular Lenses Placed within the Eye

STAAR's Pathway to the Future!

How to Look at Our Growth

- Continued ICL Market Penetrations
  - Double Digit Revenue Growth
  - 85% Gross Margin
  - New Products (CentraFLOW, Preloaded, and V6)
- Targeted IOL Profitable Growth
  - Single Digit Revenue Growth
  - 60%+ Gross Margin Target
  - New Products (nanoFLEX Toric and KS-SP)
- Project Comet Benefits begin H2 2014
  - Gross Margin Expansion
  - Tax Benefits to approximately 2020-2022

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STAAR’s Value Driver • >$ 3B Addressable Market and Growing – 5.8% Annual Growth expected 2014 - 2019 – 3.4M Procedures in 2014 Growing to 4.3M in 2019 • Currently about 2.7% Market Share & Growing • $44.1M Revenue in 2013 – >$80M End Customer Sales Annualized • Sales Growth Rate 26% in 2013 – 85% Gross Margin – New Product Launches (CentraFLOW & Preloaded) – Pipeline Includes New Optics on V6 Designs • 10% Share in Focused Markets $280 - $350M of End Customer Sales 6 The Visian® ICL TM Source: Global Refractive Surgery Market by Market Scope April 2014.

Visian ICL and TICL

Premium Product – Premium Visual Result

- **Implantable Collamer® Lens** Better Known as the "Implantable Contact Lens" or **ICL**
- Made from a Proprietary Material Called Collamer
- Corrects Myopia (Nearsightedness/Inability to See Far)
- **Toric ICL (TICL™)** Version Corrects Both Myopia and Astigmatism (Blurred Vision Due to Inability to Focus)*




MYOPIA
Light Ray Focus in Front of Retina
Steep Curved of Cornea
Retina


Visian ICL™

STAAR SURGICAL

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Competitive Landscape Lens Based Segment Changing • STAAR Is the Market Leader – ≈65% Unit & Dollar Market Share – Only Posterior Lens Approach • Other Players (Anterior Lens) – Abbott - AMO (Not Competitive) – Novartis - Alcon ( Removed from Key Markets ) – Ophtec (Sell on Price) • The Big Guys Are in the WRONG Place! • LASIK is the Real Competition! 8 Source: Data based upon internal estimates and The Global IOL Market Report by Market Scope May 2013.

9 ICL • Small Micro Incision • Adds Lens into the Eye • Permanent but Removable • No Induced Dry Eye • Future Options Preserved LASIK • Incision over 1 Inch - Long • Burns Material Away • Cannot Be Reversed • Potential Dry Eye • May Reduce Future Options Advantages of Visian ICL Over LASIK 8 - 12% Not Candidates for LASIK

Why LASIK Under Pressure? Good Procedure for Some, Not All • Limitations of LASIK – Contraindications Exclude Approximately 8% to 12%: • Dry Eye • Thin Cornea • Large Pupils • Cornea Disease • High Level of Myopia and/or Astigmatism • When LASIK Patients Reach Cataract Age – “Patients who’ve had LASIK present increased risks and level of difficulty in achieving a good result at time of cataract surgery. These include significant challenges in calculating the correct IOL power to achieve a good visual result.” Dr. Mark Packer, Clinical Associate Professor of Ophthalmology at Oregon Health & Science University * 10 *Testimony at FDA Ophthalmic Device Panel Meeting, April 8, 2013.

Visian ICL with CentraFLOW™

Over 55,000 Successfully Implanted

- CentraFLOW™ Technology Assists the Natural Aqueous Flow within the Eye Utilizing the KS-AquaPORT™
- Eliminates a Procedure and Visit - (LASIK-like)
- **Same Day ICL Surgery now Possible**
- Economics Better for the Surgeon
- >55,000 Implants Indicate Predictable IOP and Quality Visual Results
- **<u>67%</u>** of all ICLs Shipped in December




Cornea
Iris
Sulcus
Ciliary Process
Crystalline Lens
Zonules

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STAAR SURGICAL

Targeted ICL Markets 12 Market 2013 Total Ref. Proc.* 2013 Ref. Proc. ∆ 2013 ICL Proc. ∆ ICL Share Ref. Proc. 2013 ICL Gain China 875,000 +5% +41% 1.6% x U.S. 602,000 (3%) +19% 1.2% x Latin Am*** 226,380 (0.4%) +43% 1.7% x India*** 156,430 +5% +12% 4.5% x S. Korea*** 139,280 +0.7% +12% 12.4% x Germany* 135,000 +8% +25% 1.8% x Japan 125,000 (51%) +4% 2.1% x Italy* 105,240 (5%) +38% 0.8% x Spain* 105,000 (21%) +34% 4.6% x U.K.* 97,540 (5%) +16% .3% x France* 66,250 (5%) +54% 2.5% x Middle East 61,375 (0.2%) +16% 9.3% x *Global Refractive Surgery Market by Market Scope April 2014. **ICL with CentraFLOW available all of 2013. ***ICL with CentraFLOW available during H2 2013 Market Share Gains 2013 (Procedures ↓4.6% & ICL ↑25.5%)

Visian ICL Units Increase in All 12 Key Markets 2013 ICL Growth 2013 Procedure Growth in Key Markets (Gaining Share Globally) +12% +41% +19% +12% +16% +34% +43% +4% +25% +54% +38% +16% 22% Global ICL Procedure Growth EMEA +29% APAC +19% NA +19%

Visian ICL Dollars Increase in 11 of 12 Key Markets 2013 ICL Growth 2013 Dollar Growth in Key Markets +15% +40% +15% +59% +18% - 4% +34% +40% +33% +54% +50% +17% 26% Global ICL Dollar Growth EMEA +41% APAC +20% NA +16%

Market Introduction of the Preloaded ICL Rapid Cadence of New Products (H1 2014) 15 • Preloaded ICL with Enhanced Optics – Saves Procedure Time – Learning Curve Shortened – More Consistent Delivery • New IP around Product • Enhanced Optic Design to Increase U seful O ptical Z one to Benefit P atients with Larger Pupils • Expected CE Market Approval and Commercialization Q2 2014

V6 ICL Next in Line (V6a ICL) Rapid Cadence of New Products • Differentiates ICL for Myopic P atients N earing Age 40 Who Will Need Near & Intermediate Adds • Goal To Add Near - Vision Enhancement Capability – Treats the Early Onset and Progression of Presbyopia – Adds ≈2.0 Diopters of Near While Providing Good Intermediate • Increases ICL’s Advantages over LASIK and No Decision – Common Perception: “My LASIK has Worn Out” • Should Drive Adoption Further Down the Myopic Diopter Curve where Greater Opportunity Exists • Target Availability in EU Early 2015 16 Source: The Global Presbyopia Surgery Market by Market Scope October 2013.

V6 ICL Next in Line (V6b ICL)
Rapid Cadence of New Products

- Targets New Market: Presbyopic Patients Age 40 and Above
  - Solution to the Need for Permanent Near & Intermediate Vision Enhancement
  - 100% of Population over Approximately Age 50 Affected (Estimated 1.8 Billion Are Challenged with Presbyopia, 3.6 Billion Eyes)
- Goal To Treat Presbyopia While Maintaining Natural Lens
  - Utilizes Proven Platform of the ICL (>425,000 successful implants)
- Expands the Market for ICL to Potentially the "Most Exciting Segment of Vision Correction"
- Clinical Trials Likely Needed to Increase the Approved Age Range
- Estimated Date to Market 12 Months after V6a


Presbyopia happens.

Source: The Global Presbyopia Surgery Market by Market Scope October 2013.

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STAAR

Expanded Market Opportunities Regulatory Submissions • FDA Toric ICL Submission – Ophthalmic Device Panel Meeting Favorable Vote March 14 • CentraFLOW Submissions – Japan Submission - Approval on March 3 – Recent Approvals in Korea, India and Argentina – China Submission - Mid May Experts Panel Meeting for Review – U.S. Submission - Working on Clinical Protocol with Agency 18

Expanded Market Opportunities
TICL Opportunity in U.S.

- National Health and Nutrition Survey (NHANES; 1999-2004)
  - Myopia Prevalence 33.1% (-1.0D or higher)
  - Astigmatism Prevalence 36.2% (cylinder of 1.0D or higher)
- Market Scope >100k Refractive Procedures >1.0D Astigmatism
- In Markets Where Both ICL and TICL Available:
  - Approximately 50% of Revenue and 40% of Units are TICL, Europe higher
    - Direct Pricing Model Suggests an Additional $200 for TICL
- Potential TICL Approval Impact to U.S. Market
  - Assuming U.S. Follows Patterns of other Markets Total ICL Sales Should Double in First Year of Launch
  - How much Actual Pent Up Demand in the Market

Sources: Global Refractive Surgery Market by Market Scope January 2013 and Vitale, et al. Arch Ophthalmol. 2008;126(8):1111-1119..

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STAAR SURGICAL

Expanded Market Opportunities TICL Opportunity in U.S. • Average Patient in TICL Study Trial was - 9.37D of myopia and 1.95D of astigmatism 20

Expanded Market Opportunities TICL Opportunity in U.S . (Clinical Date from FDA Trial) 3.6 40.9 82.4 93.8 98.4 100.0 20.7 53.9 81.9 90.7 93.3 95.3 0 10 20 30 40 50 60 70 80 90 100 20/12.5 20/16 20/20 20/25 20/32 20/40 Pre-Op BSCVA UCVA at 12 Mo or better or better or better or better or better or better Cumulative Percentage of Eyes, % UCVA at 12 months vs. Pre - Op BSCVA (n = 193)

Consumer Education and Awareness
Social Media Marketing

- Patient Leads Generated from 'Doc Finder' Increasing
  - 68% Contacted by Surgeon's Practice (Working to Improve Follow Up)
  - From Those Contacts: 62% Received ICL, 10% Received LASIK
- New Websites for China, Japan and Middle East
- Key Social Media Data for Q4 2013

Social Media Sites	Q4 vs. Q3	Q4 13 vs. Q4 12
Visianinfo Website Visits	+75%	+174%
Video Views	+223%	+182%
Doc Finder Leads	+39%	+131%
Twitter	+31%	+109%
Facebook	+30%	+150%





STAAR

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• 21.9M IOLs Implanted in 2013 ( 26.1M 2018) • The Big Three Hold ≈70% Market Share – Novartis (Alcon), Abbott (AMO), Valeant (B&L) • STAAR Strategy – Focused on Only the Higher Margin Premium IOLs – Focused Only in Markets that Generate a Fair Profit Large & Growing Market Tough Competitive Landscape 23 Source : The Global IOL Market by Market Scope May 2013 Cataract IOL

• 2013 Sales $24.2M, 5 % Growth in CC – (7%) USD YoY , >50% sales in Japan • Acceptance of the KS - IOLs Has Increased • Supply of KS - IOLs from 3 rd Party H as L imited O ur Growth – Approximately $600k in backorders from European customers at End of 2013 – Forced to reduce commercialization efforts in Japan and China – More Confident about Expected Supply for 2014 • Introduced nanoFLEX Toric IOL to Europe during 2013 24 Growth Despite Supply and Currency Headwinds New IOL Products

Revenue Results 2012 - 13 Revenue in CC +$3.2M or 5% Increase FY 2013 IOL Growth 2013 IOL Revenue USD - 1% / +24% - 8% +23% - 55% - 7% / +5%

2013 Key Financial Results 26 2013 2012 Change Revenue $72,215 $63,783 +$8,432/+13% Gross Profit $50,309 $44,291 +$6,018/+14% Gross Profit Margin 69.7% 69.4% +30bps Operating Expenses $49,609 $45,511 +$4,098/+9% Income Before Taxes $ 1,114 $ (519) +$1,633 Income Taxes $ 716 $ 1,244 $ (528) Net Income $ 398 $ (1,763) +$2,161 Net Income per Diluted Share $0.01 $(0.05) +$0.06 2013 GAAP ($000’s )

2013 Key Financial Results 2013 FY Non - GAAP Measures ($000"s) 27 Measure 2013 2012 GAAP Net Income (loss) $ 398 $ (1,763) Mfg. Consolidation Expenses $ 2,242 $ 2,636 Spain Distribution Transition Cost $ 442 $ 1,151 Foreign Currency Impact $ (39) $ (111) Adjustment of Warrant Value $ (27) $ (335) Stock - based Compensation Expense $ 4,489 $ 3,208 Adjusted Net Income $ 7,505 $ 4,786 Net Adjusted Income Per Share $0.19 $0.13

STAAR Balance Sheet Strong and Improving • Profitable and Generating Cash – $23M in c ash as of end of 2013 – Invested $5.7M in Project Comet and Fixed Assets during 2013 – $3.4M Cash Generated from Operations • Working L ine of C redit in Japan at 1.4% Interest Rate • $122M in NOLs (Worth $ 1.00/share) • 38.6M Diluted Shares Outstanding at Year End – 700k Warrants at $4.00 28

• Consolidate Four Manufacturing Operations (Japan , U.S., Switzerland) to One E xisting U.S. Facility in Monrovia • 3 + Years to Complete at a Cost of $6.2M – Spent $5.9M in 2011/2012/2013 – To Spend <$500k in 2014 • Complete Manufacturing Consolidation by June 2014 – Japan Moved in 2012, Switzerland by June 2014 – On Target, Official Notification Given to Employees • Upon Completion, Anticipate GM nearing 80% & Tax Rate Approximately 10% – Allows Use of $122M of NOLs in the U.S. 29 Manufacturing Consolidation Project Comet

30 Metric 2014 Analyst Ests * If $90M If $100M Revenue $ 80.3 $90.0 $100.0 Gross Margin % 73.1% 78.5% 80% Gross Margin $ $ 58.6 $ 70.6 $ 80.0 Operating Exps. $ 50.9 $ 48.5 $ 50.0 Operating Inc. $ $ 8.0 $ 22.1 $ 30.0 Operating Inc. % 9.9% 25% 30% Net Income $ $ 6.8 $ 20.0 $ 27.0 Net Income % 8.5% 22% 27% EPS $0.19 $0.52 $ 0.71 * Providing a nalyst e stimates a s of 2/27/14 d oes not c onstitute e ndorsement. Full Year Impact After Consolidation (In Millions Except EPS) Post Comet Operating Model Potential

• Expanded ICL with CentraFLOW approvals to Key Markets – Korea, India and Argentina H2 13 – Japan approval March 3rd & China May Experts Panel Meeting • Commercialization of Preloaded ICL H1 14 in Europe • Successful FDA Panel Meeting in U.S. for TICL on March 14 • P&L Contribution from Consolidation Benefits H2 14 • Introduction of V6a to EU E arly 15 31 Key Drivers for Growth Upcoming STAAR Catalysts

Visian ICL, Fastest Growing Refractive Technology in the World Non - Deal Road Show April 2014 NASDAQ: STAA